UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2019 (June 21, 2019)

XYNOMIC PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38120	83-4696467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 3306, K. Wah Centre, 1010 Middle Huaihai Road, Shanghai, China	200031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: +86 21 54180212

Bison Capital Acquisition Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share.	XYN	The NASDAQ Stock Market LLC

Warrants to purchase shares of Common Stock	XYNPW	The NASDAQ Stock Market LLC

Item 7.01. Regulation FD Disclosure.

In June 2019, Xynomic Pharmaceuticals Holdings, Inc. (the “Company”) has made available an updated investor presentation (the “Presentation”). The Presentation gives an overview of the Company current corporate development for its innovative small molecule drug candidates that target both hematological malignancies and solid tumors. The Company also posted such Presentation to its website at www.xynomicpharma.com. A copy of the Presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Items 7.01 and 9.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Neither this report on Form 8-K nor the Presentation attached hereto as Exhibit 99.1 constitute an offer to sell, or the solicitation of an offer to buy our securities, nor shall there be any sale of our securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01(d). Financial Statements and Exhibits.

(d) Exhibits.

99.1	Investor Presentation (June 2019)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYNOMIC PHARMACEUTICALS HOLDINGS, INC

Date: June 21, 2019	By:	/s/ Yinglin Mark Xu
Yinglin Mark Xu
Chairman of the Board, Chief Executive Officer, President and Interim Chief Financial Officer

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